Exhibit 10.1
Execution
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 3, 2007, among ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and the undersigned Lenders.
Reference is made to the Second Amended and Restated Credit Agreement dated as of April 26, 2007 among Borrower, the Administrative Agent, the Collateral Agent and the Lenders parties thereto (as amended, the “Credit Agreement”). Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.
RECITALS
A. The Borrower has requested certain amendments to the Credit Agreement and the Lenders are willing, on the terms and conditions set forth herein to amend the Credit Agreement as hereinafter set forth.
Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:
Paragraph 1. Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement is amended as follows:
1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
(a) Each of the following definitions is amended in its entirety to read as follows:
“Reinvested means used (or committed by the Borrower for use) for Capital Expenditures or Acquisitions in connection with the oil field services business of the Borrower or any of its Domestic Subsidiaries; provided however if any Net Cash Proceeds are received by DLS or one of its Subsidiaries from Insurance Proceeds or Dispositions, DLS or its Subsidiary may use such Net Cash Proceeds for Capital Expenditures in connection with its Argentina and Bolivia oil field services business.”
“Triggering Sale means receipt of any Insurance Payment and any Disposition (including sales of stock or other equity interests of Subsidiaries) (other than a Disposition permitted by Section 7.07(a), (b) or (c)) by Borrower or any of its Subsidiaries (Domestic or Foreign) to any other Person (other than to the Borrower or to a Wholly-Owned Domestic Subsidiary of the Borrower) with respect to which the Net Cash Proceeds realized by Borrower or any such Subsidiary for such Disposition and from any Insurance Payments, when aggregated with the Net Cash Proceeds from all such other Dispositions by the Borrower or any such Subsidiary occurring since the Second Amended and Restated Closing Date and all Insurance Payments received by the Borrower or any such Subsidiary since the Second Amended and Restated Closing Date, equals or exceeds the Threshold Amount. The portion of the Net Cash Proceeds in excess of the Threshold Amount is herein called the “Reduction Amount.”
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

(b) The following paragraph is added to the end of the definition of Applicable Rate:
“In the event that any Compliance Certificate delivered hereunder is shown to be inaccurate (regardless of whether this Agreement or the Aggregate Revolving Commitment is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate based upon the foregoing pricing grid (the “Accurate Applicable Rate”) for any period that such Compliance Certificate covered, then (i) the Borrower shall immediately deliver to the Administrative Agent a Compliance Certificate for such period, (ii) the Applicable Rate shall be adjusted such that after giving effect to the corrected Compliance Certificate the Applicable Rate shall be reset to the Accurate Applicable Rate based upon the foregoing pricing grid for such period as set forth in the foregoing pricing grid and (iii) if the Accurate Applicable Rate is higher than the Applicable Rate based upon the foregoing pricing grid, the Borrower shall immediately pay to the Administrative Agent, for the account of the Lenders, the accrued additional interest owing as a result of such Accurate Applicable Rate for such period.”
(c) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
“Agreement means this Second Amended and Restated Credit Agreement as amended by the First Amendment to Second Amended and Restated Credit Agreement.”
“First Amendment Effective Date means the date the First Amendment to Second Amended and Restated Credit Agreement by its terms becomes effective among the parties thereto.”
“First Amendment to Second Amended and Restated Credit Agreement means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 3, 2007, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the Lenders.”
“Increase Effective Date has the meaning set forth in Section 2.14(d).”
“Local Argentina Financing Activities” means financing provided to DLS and its Subsidiaries by local credit providers based in Argentina, non-Argentina based credit providers and U.S. and Canadian governmental financing agencies such as the Export-Import Bank of the U.S. and the Canadian Export Development Corporation.”
1.2 Section 2.14. A new Section 2.14 is hereby added to the Agreement to read in its entirety as follows:
“2.14 Revolving Commitment Increase
(a) Request for Increase. Upon notice to the Administrative Agent, the Borrower may request from time to time an increase in the Aggregate Revolving Commitment by an amount in the aggregate not exceeding $35,000,000; provided that any such increased Aggregate Revolving Commitment shall be secured pari passu with the Obligations. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender that is invited to participate in the increased Facility is requested to respond (which shall in no event be less than 15 Business Days from the date of delivery of such notice). The Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel. Each Lender and such additional Eligible Assignees are subject to the approval of the Administrative Agent.
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

(b) Elections to Increase. Each Lender and additional Eligible Assignee invited to participate shall notify the Administrative Agent within such time period whether or not it agrees to participate in the increase in the Aggregate Revolving Commitment (such election to be at the sole discretion of each Lender and additional Eligible Assignee) and, if so, by what amount. Any Lender or additional Eligible Assignee not responding within such time period shall be deemed to have declined to participate in the increase in the Aggregate Revolving Commitment.
(c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower, each Lender and each additional Eligible Assignee of the responses to the request made hereunder to increase the Aggregate Revolving Commitment.
(d) Effective Date and Allocations. If the Aggregate Revolving Commitment is increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower, Lenders and additional Eligible Assignees of the final allocation of such increase and the Increase Effective Date.
(e) Conditions to Effectiveness of Increase. As conditions precedent to such increase, the terms and documentation in respect thereof shall be satisfactory to the Administrative Agent and the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) no Default or Event of Default exists or would exist immediately after giving effect to the increase in the Aggregate Revolving Commitment, (B) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsection (a) of Section 5.05 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (C) all financial covenants in Section 7.19 would be satisfied on a pro forma basis as of the most recent testing date after giving effect to actual Credit Extensions on the Increase Effective Date.
(f) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.11 or 10.01 to the contrary.”
1.3 Section 6.12. Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:
“6.12 Use of Proceeds. Use proceeds of the Revolver Facility to (i) refinance the Indebtedness outstanding under the First Amended and Restated Credit Agreement, (ii) finance working capital requirements and other general corporate purposes of the Borrower and its Domestic Subsidiaries, including Permitted Acquisitions, (iii) issue Letters of Credit, and (iv) pay transaction fees and expenses associated with this Agreement; provided, however, that at no time may more than $25,000,000 of proceeds of the Revolver Facility (or Letters of Credit) be advanced or invested, directly or indirectly, in or to DLS or any of its Subsidiaries.”
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

1.4 Section 7.01. Section 7.01(m) of the Credit Agreement is amended in its entirety to read as follows:
“(m) Liens securing Indebtedness of DLS to Borrower of up to $17,900,000 to refinance Indebtedness originally owing by DLS to a third party permitted under Section 7.04(h);
1.5 Section 7.01. Section 7.01(o) of the Credit Agreement is amended in its entirety to read as follows:
“(o) Liens securing Indebtedness of up to $5,500,000 owing by DLS’ Argentina Branch to US Bank National Association permitted under Section 7.04(b); and”
1.6 Section 7.01. Section 7.01(p) of the Credit Agreement is amended in its entirety to read as follows:
“(p) Liens on assets of DLS and DLS’ Subsidiaries securing Indebtedness owing by DLS and/or DLS’ Subsidiaries in connection with Local Argentina Financing Activities permitted under Section 7.04(j).”
1.7 Section 7.02. Section 7.02(i) of the Credit Agreement is amended in its entirety to read as follows:
“(i) Investments consisting of Borrower’s lending up to $17,900,000 to DLS to refinance Indebtedness originally owing by DLS to a third party;”
1.8 Section 7.02. Section 7.02(k) of the Credit Agreement is amended in its entirety to read as follows:
“(k) Investments consisting of Borrower’s and Guarantors’ being liable as guarantors for up to $5,500,000 in connection with a letter of credit issued by US Bank National Association for DLS’ Argentina Branch; and”
1.9 Section 7.02. Section 7.02(l) of the Credit Agreement is amended in its entirety to read as follows:
“(l) Investments by Borrower in DLS and DLS’ Subsidiaries consisting of (i) Indebtedness permitted by Sections 7.04(h), (i) and (j) and (ii) during the Borrower’s 2007 and 2008 Fiscal Years, subject to the limitation set forth in Section 7.14, a combined total for both fiscal years of up to $50,000,000 to fund Capital Expenditures of DLS and DLS’ Subsidiaries; provided no more than $25,000,000 of such Capital Expenditures may be funded by Borrowing under this Agreement.”
1.10 Section 7.04. Section 7.04(c) of the Credit Agreement is amended in its entirety to read as follows:
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

“(c) Guaranty Obligations of the Borrower and/or any of its Subsidiaries in respect of Indebtedness otherwise permitted hereunder of the Borrower; provided, however, with respect to Indebtedness owing by DLS and/or DLS’ Subsidiaries in connection with Local Argentina Financing Activities described in Section 7.04(j), the amount of the Guaranty Obligation of Borrower and/or any of its Subsidiaries in respect thereof shall not exceed the greater of (i) 15% of DLS’ consolidated tangible assets and (b) $30,000,000;”
1.11 Section 7.04. Section 7.04(h) of the Credit Agreement is amended in its entirety to read as follows:
“(h) Indebtedness of DLS to Borrower of up to $17,900,000 to refinance Indebtedness originally owing by DLS to a third party;”
1.12 Section 7.04. Section 7.04(j) of the Credit Agreement is amended in its entirety to read as follows:
“(j) Indebtedness of DLS and/or DLS’ Subsidiaries owing in connection with Local Argentina Financing Activities incurred to fund local operations in Argentina or Bolivia not to exceed the greater of (i) 15% of DLS’ consolidated tangible assets and (ii) $30,000,000; provided, if any such Indebtedness is guaranteed by Borrower or any of its Subsidiaries (other than DLS and DLS’ Subsidiaries), the amount of such Guaranty Obligations does not exceed the permissible amount set forth in Section 7.04(c); and provided further such Indebtedness may not be secured by any assets of Borrower or any of its Subsidiaries (other than DLS and DLS’ Subsidiaries) but such Indebtedness may be secured by Liens on assets of DLS and DLS’ Subsidiaries;”
1.13 Section 7.14. Section 7.14 of the Credit Agreement is amended in its entirety to read as follows:
“7.14 Capital Expenditures. Make or incur capital expenditures in excess of $120,000,000 for the 2007 Fiscal Year, $140,000,000 for the 2008 Fiscal Year (including any Investments described in Section 7.02(l)(ii)) and for the 2009 Fiscal Year and each Fiscal Year thereafter, on a rolling four-quarter basis, an amount in excess of 20% of the Borrower’s Consolidated Net Worth as of the last day of the most recent quarter end for which financial statements have been delivered pursuant to Sections 6.01(a) or (b); provided, however, there shall be excluded from capital expenditures “lost in hole” replacement capital expenditures invoiced to customers of Borrower or its Subsidiaries by Borrower or its Subsidiaries in the ordinary course of business unless any such invoice remains unpaid for more than 90 days after its due date, in which case such invoiced amount shall be included in capital expenditures.”
1.14 Section 10.01(a)(v). Section 10.01(a)(v) of the Credit Agreement is amended in its entirety to read as follows:
(v) change the Pro Rata Share of any Lender (except as otherwise results from an increase in the Aggregate Revolving Commitment pursuant to Section 2.14 which increase is subject to the provisions of Section 2.14 but is not otherwise subject to the consent of the Required Lenders or any Lender);
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

1.15 Schedule 2.01. Schedule 2.01 (Revolving Commitments) to the Credit Agreement is hereby amended in its entirety by Supplemental Schedule 2.01 attached as Supplemental Schedule 2.01 to this Amendment. Any references in the Credit Agreement to Schedule 2.01 shall be deemed to refer to Supplemental Schedule 2.01 from and after the First Amendment Effective Date.
1.16 Exhibit A-1 Form of Borrowing Notice. Exhibit A-1 (Form of Borrowing Notice) to the Credit Agreement is hereby amended in its entirety by Supplemental Exhibit A-1 attached as Supplemental Exhibit A-1 to this Amendment. Any references in the Credit Agreement to Exhibit A-1 shall be deemed to refer to Supplemental Exhibit A-1 from and after the First Amendment Effective Date.
1.17 Exhibit C-Compliance Certificate. Exhibit C (Form of Compliance Certificate) to the Credit Agreement is hereby amended in its entirety by Supplemental Exhibit C attached as Supplemental Exhibit C to this Amendment. Any references in the Credit Agreement to Exhibit C shall be deemed to refer to Supplemental Exhibit C from and after the First Amendment Effective Date.
1.18 Exhibit D-Assignment and Assumption. Exhibit D (Form of Assignment and Assumption) to the Credit Agreement is hereby amended in its entirety by Supplemental Exhibit D attached as Supplemental Exhibit D to this Amendment. Any references in the Credit Agreement to Exhibit D shall be deemed to refer to Supplemental Exhibit D from and after the First Amendment Effective Date.
Paragraph 2. Effective Date. This Amendment shall not become effective until the date (such date, the “First Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:
(a) this Amendment, executed by the Borrower, the Guarantors, and each other Lender;
(b) new replacement Revolver Notes executed by the Borrower, payable to each Lender in the amount of each such Lender’s increased Revolver Facility Committed Sum;
(c) from the Borrower and the existing Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such documents, and (iii) no change in such Person’s organizational documents since April 26, 2007;
(d) fees and expenses required to be paid pursuant to Paragraph 5 of this Amendment, to the extent invoiced prior to the First Amendment Effective Date;
(e) receipt by the Lenders of updated capital expenditure budgets for the Borrower and its Subsidiaries for their 2007 and 2008 Fiscal Years; and
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

(f) such other assurances, certificates, documents and consents as the Administrative Agent may require.
Paragraph 3. Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.
Paragraph 4. Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
Paragraph 5. Expenses, Funding Losses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
Paragraph 6. Miscellaneous.
(a) This Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
Paragraph 7. Entire Agreement. This amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
Paragraph 8. Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the other Lenders, and their respective successors and assigns.
Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Amendment.
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the First Amendment Effective Date.
Remainder of Page Intentionally Blank
Signature Pages to Follow.
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as Borrower

By:	/s/ Victor M. Perez

Victor M. Perez
Chief Financial Officer
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 1

GUARANTORS:

AirComp L.L.C.		Allis-Chalmers GP, LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez

	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers LP, LLC		Allis-Chalmers Management, LP

By:	/s/ Jeffrey R. Freedman	By:	Allis-Chalmers GP, LLC

	Jeffrey R. Freedman		its general partner
Vice President and Secretary
		By:	/s/ Victor M. Perez

Victor M. Perez
Chief Financial Officer

Allis-Chalmers Production Services, Inc.		Allis-Chalmers Rental Services, Inc.

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez

	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers Tubular Services, Inc.		Mountain Compressed Air, Inc.

By:	/s/ Victor M. Perez	By:	/s/ Munawar H. Hidayatallah

	Victor M. Perez		Munawar H. Hidayatallah
	Chief Financial Officer		Chairman and Chief Executive Officer

OilQuip Rentals Inc.		Strata Directional Technology, Inc.

By:	/s/ Munawar H. Hidayatallah	By:	/s/ Victor M. Perez

	Munawar H. Hidayatallah		Victor M. Perez
	Chairman and Chief Executive Officer		Chief Financial Officer

Petro-Rentals Incorporated

By:	/s/ Theodore F. Pound, III

Theodore F. Pound, III
Vice President and Secretary
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 2

ADMINISTRATIVE AGENT:
ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley

Name:	Ann Hurley
Title:	Manager, Agency

L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender and L/C Issuer

By:	/s/ Jason S. York

Name:	Jason S. York
Title:	Authorized Signatory
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 3

LENDER:

CATERPILLAR FINANCIAL SERVICES CORPORATION, as Lender

By:	/s/ Christopher C. Patterson

Name:	Christopher C. Patterson
Title:	Global Operations Manager-Capital Markets
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 4

LENDER:

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Thomas Okamoto

Name:	Thomas Okamoto
Title:	Vice President
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 5

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION as a Lender
By:	/s/ Kenneth C. Coulter

Name:	Kenneth C. Coulter
Title:	Vice President
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 6

LENDER:
WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ Donald W. Herrick, Jr.

Name:	Donald W. Herrick, Jr.
Title:	Vice President
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 7

LENDER:
NATIXIS,
as a Lender

By:	/s/ Timothy L. Polvado

Name:	Timothy L. Polvado
Title:	Managing Director

By:	/s/ Louis P. Laville, III

Name:	Louis P. Laville, III
Title:	Managing Director
First Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Signature Page 8

SUPPLEMENTAL SCHEDULE 2.01
REVOLVING COMMITMENTS

Lender	Revolving Commitment
Royal Bank of Canada	$17,500,000.00
Caterpillar Financial Services Corporation	$14,500,000.00
JPMorgan Chase Bank, N.A.	$14,500,000.00
Wachovia Bank, National Association	$14,500,000.00
Wells Fargo Bank, N.A.	$14,500,000.00
Natixis	$14,500,000.00
Total:	$90,000,000.00
Supplemental Schedule 2.01
First Amendment to Allis-Chalmers
Energy Credit Agreement

SUPPLEMENTAL EXHIBIT A-1
FORM OF BORROWING NOTICE
Date: ____________, _____
Royal Bank of Canada,
as Administrative Agent
Agency Services Group
Royal Bank Plaza, 200 Bay Street
12th Floor, South Tower
Toronto ON M5J 2W7
Facsimile: (416) 842-4023
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Allis-Chalmers Energy Inc., a Delaware corporation (the “Borrower”), Royal Bank of Canada, as Administrative Agent, and the Lenders from time to time party thereto.
The undersigned hereby requests a revolving loan:
I.	REVOLVER FACILITY
1.	Status Information for the Revolver Facility
(a)	Amount of Revolver Facility: $90,000,000

(b)	Revolving Loans outstanding prior to the Borrowing requested herein: $ _____

(c)	Letters of Credit outstanding prior to the Borrowing requested herein: $ _____

(d)	Principal amount of Revolving Loans available to be borrowed (1(a) minus the sum of 1(b) and 1(c)): $ _____
2.	Amount of Borrowing: $ _____

3.	Requested date of Borrowing: _____ , 200_; must be prior to Maturity Date.

4.	Requested interest rate Type of Revolving Loan and applicable Dollar amount:
(a)	Base Rate Revolving Loan for $ _____

(b)	Eurodollar Rate Revolving Loan with Interest Period of:
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit A-1 Page 1

(i)	one month for	$
(ii)	two months for	$
(iii)	three months for	$
(iv)	six months for	$
The undersigned hereby certifies that the following statements will be true on the date of the proposed Borrowing(s) after giving effect thereto and to the application of the proceeds therefrom:
(a) the representations and warranties of the Borrower contained in Article V of the Agreement are true and correct as though made on and as of such date (except such representations and warranties which expressly refer to an earlier date, which are true and correct as of such earlier date);
(b) with respect to a Borrowing of Revolving Loans, if any, the amount of the requested Borrowing, when added to Revolving Loans outstanding prior to the Borrowing and Letters of Credit outstanding prior to the Borrowing will not exceed the Aggregate Revolving Commitment;
(c) with respect to a Borrowing of Revolving Loans, if any, the amount of the requested Borrowing, when added to Revolving Loans outstanding prior to the Borrowing and Letters of Credit outstanding prior to the Borrowing the proceeds of which have been advanced, directly or indirectly, to DLS or DLS’ Subsidiaries (whether as Investments, loans, capital contributions or otherwise) does not exceed the $25,000,000 at any time limit set forth in Section 6.12 of the Agreement;
(d) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing(s).
The Borrowing requested herein complies with Sections 2.01, 2.02, 4.01, 4.02 and 4.04 of the Agreement, as applicable.

ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as Borrower

By:

Name:

Title:

First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit A-1 Page 2

SUPPLEMENTAL EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
(Pursuant to Section 6.02 of the Agreement)
Financial Statement Date: ___________, 200_
Royal Bank of Canada,
as Administrative Agent
Agency Services Group
Royal Bank Plaza, 200 Bay Street
12th Floor, South Tower
Toronto ON M5J 2W7
Facsimile: (416) 842-4023
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Allis-Chalmers Energy Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Royal Bank of Canada, as Administrative Agent. Capitalized terms used herein but not defined herein shall have the meaning set forth in the Agreement.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the  ____________________  of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use the following for Fiscal Year-end financial statements]
Attached hereto as Schedule 1 are the year-end audited consolidated financial statements of the Borrower and its Subsidiaries required by Section 6.01(a) of the Agreement for the Fiscal Year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section; and
[Use the following for fiscal quarter-end financial statements]
Attached hereto as Schedule 1 are the unaudited consolidated financial statements of the Borrower and its Subsidiaries required by Section 6.01(b) of the Agreement for the first three fiscal quarters of the Borrower ended as of the above date, together with a certificate of a Responsible Officer of the Borrower stating that such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries for such fiscal quarter in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
[Use the following for both Fiscal Year-end and quarter-end financial statements]
1. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C Page 1

2. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and no Default or Event of Default has occurred and is continuing except as follows (list of each such Default or Event of Default and include the information required by Section 6.03 of the Agreement):
3. During such fiscal period no casualty losses have occurred, except as described below:
4. The covenant analyses and information set forth on Schedule 3 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of  _____  , 200  .

ALLIS-CHALMERS ENERGY INC. a Delaware corporation, as Borrower
By:

Name:

Title:

First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C Page 2

For the Quarter/Year ended ____________________(“Statement Date”)
SCHEDULE 3
to the Compliance Certificate
($ in 000’s)

I.	Section 7.04 — Indebtedness

	A.	Indebtedness outstanding on Second Amended and Restated Closing Date and listed on Schedule 5.05 and any refinancings, etc. permitted by Section 7.04(b)	$

	B.	Indebtedness in connection with Swap Contracts permitted by Section 7.04(d)	$

	C.	Outstanding Principal Amount of Purchase Money Indebtedness for fixed or capital assets permitted by Section 7.04(e) (may not exceed $2,000,000)	$

	D.	Outstanding Principal Amount of Indebtedness associated with Liens on acquired assets permitted by Section 7.04(f) (may not exceed $2,000,000)	$

	E.	Outstanding Principal Amount of Indebtedness associated with Capital Leases and obligations to make equipment financing lease or rental payments permitted by Section 7.04(g) (may not exceed $15,000,000)	$

	F.	Indebtedness owing by DLS’ Argentina Branch to US Bank National Association reflected on Schedule 5.05 (may not exceed $5,500,000)

	G.	Indebtedness owing by DLS’ or DLS’ Subsidiaries owing in connection with Local Argentina Financing Activities permitted by Section 7.04(j) (may not exceed the greater of (i) 15% of DLS’ consolidated tangible assets and (ii) $30,000,000)

II.	Section 7.19(a) — Interest Coverage Ratio

	A.	Consolidated EBITDA (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) for four consecutive fiscal quarters ending on the Financial Statement Date (“Subject Period")(see Credit Agreement definition of “Consolidated EBITDA”):	$
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C Page 3

	B.	Sum of (i) Consolidated Interest Charges (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) during Subject Period plus (ii) imputed interest charges on Synthetic Leases during Subject Period:	$

	C.	Is ratio of II.A. to II.B. at least 2.75 to 1.0?	Yes/No

III.	Section 7.19(b) — Fixed Asset Coverage Ratio

	A.	Orderly liquidation value of Borrower’s and its Subsidiaries’ domestic fixed assets (determined as of most recently delivered asset appraisal delivered pursuant to Section 6.02(e) or (f) of the Credit Agreement) on which Administrative Agent holds first priority perfected Lien:	$

	B.	Outstanding Amount of Revolver Principal Debt on most recent Financial Statement Date:	$

	C.	Is ratio of III.A. to III.B. at least 1.33 to 1.0?	Yes/No

IV.	Section 7.19(c) — Leverage Ratio

	A.	Consolidated Funded Debt for Subject Period (see Credit Agreement definition of “Consolidated Funded Debt"):	$

	B.	Unrestricted cash of the Borrower and its Subsidiaries deposited in an account with the Administrative Agent or Collateral Agent (or another financial institution acceptable to the Administrative Agent) plus (i) unrestricted cash of the Borrower and its Subsidiaries deposited with a Person other than a Lender subject to a control agreement in favor of the Administrative Agent or Collateral Agent plus (ii) at the Administrative Agent’s discretion, unrestricted cash of the Borrower and its Subsidiaries reflected on the Borrower’s consolidated balance sheet and otherwise subjected to a Lien in favor of the Administrative Agent or Collateral Agent and not otherwise pledged or subject to any claim or encumbrance of any third party plus (iii) Cash Equivalents.

	C.	Line IV.A minus Line IV.B	$

	D.	Consolidated EBITDA (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) for Subject Period:	$

	E.	Is ratio of IV.C. to IV. D. no more than 4.00 to 1.0?	Yes/No
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C Page 4

V.	Section 7.19(d) — Senior Leverage Ratio

	A.	Consolidated Senior Debt for Subject Period (see Credit Agreement definition of “Consolidated Senior Debt"):	$

	B.	Consolidated EBITDA (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) for Subject Period:	$

	C.	Is ratio of V.A. to V. B. no more than 2.50 to 1.0?	Yes/No
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C Page 5

SUPPLEMENTAL EXHIBIT D
FORM OF ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]

3.	Borrower(s):	Allis-Chalmers Energy Inc.

4.	Administrative Agent:	Royal Bank of Canada, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The $90,000,000 Second Amended and Restated Credit Agreement dated as of April 26, 2007 among Allis-Chalmers Energy Inc., the Lenders parties thereto, and Royal Bank of Canada, as Administrative Agent.
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit D Page 1

6.	Assigned Interest:

	Aggregate Amount of	Amount of
	Commitment/Loans for	Commitment/Loans	Percentage Assigned of
	all Lenders*	Assigned*	Commitment/Loans
Revolving Loans:	$	$	%

Total:	$	$	%

[7.      Trade Date: ________________ ]
Effective Date:  _____  , 20  _____  [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:

Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:

Title:
*Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

Consented to and Accepted:
[NAME OF ADMINISTRATIVE AGENT], as Administrative Agent

By

Title:

[Consented to:]

ALLIS-CHALMERS ENERGY INC. a Delaware corporation

By

Name:
Title:
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit D Page 2

ANNEX 1
TO ASSIGNMENT AND ASSUMPTION
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.	Representations and Warranties.
1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.
First Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit D Page 3